UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Eagle Bancorp Montana, Inc.

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EAGLE BANCORP MONTANA, INC.

1400 Prospect Avenue

Helena, Montana 59601

(406) 442-3080

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Eagle Bancorp Montana, Inc. (“Eagle”), the holding company of Opportunity Bank of Montana (the “Bank”). The Annual Meeting is scheduled to be held on Thursday, April 23, 2020, at 11:00 a.m., Mountain time, at the main office of the Bank, located at 1400 Prospect Avenue, Helena, Montana.

The attached Notice of Annual Meeting and Proxy Statement describe the proposals to be voted on at the Annual Meeting. Also contained in this package is Eagle’s Annual Report on Form 10-K for the year ended December 31, 2019, that contains important business and financial information concerning Eagle and the Bank.

The Board of Directors of Eagle has determined that approval of the proposals is in the best interests of Eagle and its stockholders. Therefore, the Board unanimously recommends that you vote in favor of all proposals and in favor of the Board’s nominees for director. Members of the Board and officers of Eagle and Eagle’s independent auditors will be present at the Annual Meeting to respond to any questions that you may have regarding the agenda for the Annual Meeting and any adjournment thereof.

Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock outstanding must be represented either in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.

On behalf of the Board of Directors and all of the employees of Eagle, I wish to thank you for all your support and interest. We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Peter J. Johnson

Peter J. Johnson

President & Chief Executive Officer

March 18, 2020

EAGLE BANCORP MONTANA, INC.

1400 Prospect Avenue

Helena, MT 59601

(406) 442-3080

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

Thursday, April 23, 2020

11:00 a.m. (Mountain Time)

On behalf of the Board of Directors, I am pleased to invite you to attend the 2020 Annual Meeting of Stockholders of Eagle Bancorp Montana, Inc. (“Eagle”), which will be held at its headquarters located at 1400 Prospect Avenue, Helena, Montana on Thursday, April 23, 2020, at 11:00 a.m. Mountain time. The purposes of the meeting are to:

1.     To elect, for a three-year term, the three nominees named in the accompanying Proxy Statement;

2.     To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.     To approve the proposed amendment to the Eagle Bancorp Montana, Inc. 2011 Stock Incentive Plan;

4.     To hold an advisory vote on the compensation of our named executive officers;

5.     To approve the 2020 Non-Employee Director Award Plan; and

6.     To transact such other business as may properly come before the meeting or any adjournment thereof.

The Proxy Statement accompanying this Notice of 2020 Annual Meeting of Stockholders describes each of these items in detail. The Proxy Statement contains other important information that you should read and consider before you vote.

The Board of Directors of Eagle has fixed the close of business on Friday, March 6, 2020 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Your vote is important. You are urged to vote your shares as soon as possible even if you plan to attend the Annual Meeting in person. Information about how to vote your shares via the Internet, by telephone, or by signing, dating and returning your proxy card can be found in the Proxy Statement. If you attend the Annual Meeting you may vote either in person or by your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peter J. Johnson

Peter J. Johnson

President & Chief Executive Officer

March 18, 2020

Helena, Montana

EAGLE BANCORP MONTANA, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

APRIL 23, 2020

This Proxy Statement is being furnished to the holders of the common stock of Eagle Bancorp Montana, Inc. (sometimes referred to as “Eagle” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of Eagle for use at the Annual Meeting of Stockholders, or Annual Meeting, to be held on Thursday, April 23, 2020, at our headquarters located at 1400 Prospect Avenue, Helena, Montana at 11:00 a.m., Mountain time, for the purposes set forth in the attached Notice of 2020 Annual Meeting of Stockholders.

This Proxy Statement and proxy card are being sent to holders of the common stock beginning on or about March 18, 2020. A copy of Eagle’s Annual Report to Stockholders, which includes our audited financial statements, also accompanies this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 23, 2020: The Proxy Statement and accompanying Annual Report are available at www.opportunitybank.com under our Investor Relations tab. The contents of our website are not incorporated herein by reference and any reference to our website address provided throughout this Proxy Statement is intended to be an inactive textual reference only.

MATTERS TO BE CONSIDERED AND ACTED UPON AT THE ANNUAL MEETING

Each proxy solicited hereby, if properly signed and returned to Eagle and not revoked prior to its use, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each signed proxy received will be voted in favor of the election of the nominees of the Board of Directors, Tanya Chemodurow, Cynthia A. Utterback and Corey Jensen, in favor of the ratification of Moss Adams LLP, in favor of Amendment No. 3 (the “2011 Plan Amendment”) to our 2011 Stock Incentive Plan (the “2011 Plan”), in favor of the advisory vote on executive compensation, in favor of the 2020 Non-Employee Director Award Plan (the “New Director Plan”), and in the discretion of the proxy holder, as to any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only proxies that are returned can be counted and voted at the Annual Meeting.

Only holders of record of our common stock at the close of business on March 6, 2020 (the "Record Date"), will be entitled to vote at the Annual Meeting and any postponements or adjournments of that meeting. On the Record Date, we had 6,818,883 outstanding shares of common stock. Each share of common stock is entitled to one vote.

If on the record date your shares were registered directly in your name with our transfer agent, Computershare, then you are a stockholder of record and you may vote using any of the following methods:

By Internet – You can vote via the Internet by going to www.investorvote.com/EBMT and following the instructions outlined on that website;

By Telephone – In the United States and Canada, you can vote telephonically by calling 1-800-652-8683 (toll free) and following the instructions provided by the recorded message; or

By Mail – You can vote by mail by filling out the enclosed proxy card and returning it pursuant to the instructions set forth on the card.

In person at the Annual Meeting. Stockholders of record may attend the Annual Meeting and vote in person.

If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You will receive instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet and telephone voting may depend on the voting process of the organization that holds your shares. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

REVOCATION OF PROXIES

A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of Eagle, (ii) properly submitting to Eagle a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. You may also change or revoke your proxy by Internet or telephone prior to 11:59 p.m. Eastern Time on Wednesday, April 22, 2020. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604, Attention: Chantelle Nash. Proxies solicited hereby may be exercised only at the Annual Meeting and will not be used for any other meeting.

QUORUM REQUIREMENTS

The presence in person or by proxy of the holders of shares representing at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter, or broker non-votes, will be considered present for the purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting shall be adjourned in order to permit further solicitation of proxies.

VOTING PROCEDURES

Once a quorum has been established, the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting is required to approve the proposals described in this Proxy Statement, except as described below.

Directors will be elected by a plurality of votes (the highest number of votes cast). Stockholders are not permitted to cumulate their votes for the election of directors or any other purpose. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld will have no effect on the outcome of the election for directors because directors will be elected by a plurality of votes cast. With respect to the other proposals to be voted upon at the Annual Meeting, stockholders may vote for or against a proposal or may abstain from voting.

The favorable vote of holders of a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting will be required for the approval, on an advisory basis, of Proposal No. 4. As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions. Approval of the 2011 Plan Amendment, the approval of the New Director Plan and the ratification of Moss Adams LLP as independent auditors for the fiscal year ending December 31, 2020 will require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against these proposals.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”  The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 2), the proposal to approve the 2011 Plan Amendment (Proposal No. 3) and the proposal to approve the New Director Plan (Proposal No. 5) are matters considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposals No. 2, 3 and 5. The election of directors (Proposal No.1) and the advisory vote on executive compensation (Proposal No. 4) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals No.1 and 4. However, since directors are elected by a plurality of votes, broker non-votes will have no effect on the outcome of the election of directors.

Eagle’s Annual Report to Stockholders, which includes its annual report on Form 10-K for its year ended December 31, 2019, is being mailed to stockholders with this Proxy Statement. Eagle has filed its annual report with the Securities and Exchange Commission. Stockholders may obtain, free of charge, an additional copy of the annual report on Form 10-K by requesting it from Chantelle Nash in writing at Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604, or by calling her at (406) 442-3080.

Executed, unmarked proxies will be voted FOR all nominees for Director, FOR Proposals No. 2, 3, 4 and 5. Except for procedural matters incidental to conduct of the Annual Meeting, Eagle knows of no other matters expected to come before the Annual Meeting.

Proxies solicited hereby are to be returned to Eagle’s transfer agent, Computershare. The Board of Directors has designated Chantelle Nash, corporate secretary, to act as Inspector of Election and tabulate votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to Eagle.

COST OF PROXY SOLICITATION

All costs of the solicitation of proxies will be borne by Eagle. In addition to solicitation by use of the mail, directors, officers and other employees of Eagle or Opportunity Bank of Montana (sometimes referred to as the “Bank” or “Opportunity Bank”) may solicit proxies personally, or by mail or telephone or other means and will not receive any special compensation for their services. Eagle will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

Beneficial Ownership of Common Stock

The following table sets forth information as of January 31, 2020, except as specifically noted, with respect to ownership of Eagle’s common stock by: (i) the Opportunity Bank of Montana Employee Stock Ownership Plan, or the ESOP; (ii) the named executive officers, nominees for director and directors of Eagle; (iii) all the directors, nominees for director and executive officers of Eagle as a group; and (iv) each person known to be a beneficial owner of more than 5% of the outstanding shares of common stock. All information shown regarding persons other than executive officers, directors and nominees for director is based on information reported on Schedules 13D and 13G, or amendments thereto, filed with the SEC on the dates indicated in the footnotes to this table.

	Common Stock(1)
Name and Address(2)	Number of Shares Beneficially Owned		Percent of Class

Named Executive Officers and Directors

Rick F. Hays	30,329		*
Peter J. Johnson	90,818	(3)(4)	1.3%
Lynn E. Dickey	13,683		*
Corey Jensen	1,480		*
Thomas J. McCarvel	37,269		*
Maureen J. Rude	6,785		*
Tanya Chemodurow	4,755		*
Shavon Cape	8,125		*
Cynthia A. Utterback	1,000		*
Kenneth M. Walsh	272,330	(5)	4.0%
Benjamin G. Ruddy	13,491		*
Laura F. Clark	10,529	(4)	*
P. Darryl Rensmon	4,797	(4)	*

Directors and Executive Officers as a group (18 persons)	550,887		8.1%

More than 5% Beneficial Owners

EJF Capital LLC 2107 Wilson Blvd. Suite 410 Arlington, VA 22201	350,000	(6)	5.1%

Opportunity Bank of Montana Employee Stock Ownership Plan 1400 Prospect Avenue Helena, MT 59601	30,978		*

____________________

*	Represents less than 1% of outstanding shares.
(1)

Except as otherwise noted, all beneficial ownership by directors, nominees and executive officers is direct and each director, nominee or executive officer exercises sole voting and investment power over the shares.

(2)	Unless otherwise indicated, the address for each director and officer of the Company is c/o Eagle Bancorp Montana, Inc., 1400 Prospect Avenue, Helena, MT 59601.
(3)	Includes common stock held by each executive officer in the Bank’s Non-Contributory Profit Sharing Plan.
(4)	Includes common stock held in the Bank’s ESOP.
(5)	Includes 67,270 shares held jointly with his spouse.
(6)

The information as to EJF Capital LLC (“EJF Capital”) is derived from a Schedule 13G/A filed with the SEC on February 14, 2020. The shares are held by EJF Sidecar Fund, Series LLC, of which EJF Capital is the managing member. Emanuel J. Friedman is the controlling member of EJF Capital. The percentage ownership for EJF Capital is calculated assuming continued beneficial ownership at January 31, 2020.

_______________

PROPOSAL 1 - ELECTION OF DIRECTORS

Eagle’s Bylaws provide that the Board of Directors be composed of not less than five or more than fifteen members, whose terms are divided into three approximately equal classes. The members of each class are elected for a term of three years or until their successors have been elected and qualified or until their earlier death, resignation or removal. One class is elected annually.

BOARD NOMINEES

Three directors will be elected at the Annual Meeting. Lynn E. Dickey will be retiring from the Board of Directors after the Annual Meeting, and Cynthia A. Utterback was appointed to fill his position on the board in December 2019. The Nominating Committee has recommended to our Board of Directors, and the Board of Directors has approved the nomination of Ms. Utterback and current directors Tanya Chemodurow and Corey Jensen for re-election. If elected, Mr. Jensen, Ms. Utterback and Ms. Chemodurow will each serve as a director for a three-year term expiring at the Annual Meeting to be held in 2023.

The Board’s Nominating Committee determines nominees for election as directors. The Bylaws also allow stockholders to submit nominations in writing directly to the Corporate Secretary (see “Stockholder Proposals and Nominations”). No stockholder nominations have been received by Eagle as of the date of this Proxy Statement. There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected.

The persons named in the enclosed proxy intend to vote for the election of the named nominees, unless the proxy is marked by the stockholder to the contrary. Each nominee has consented to being named in this proxy statement and to serve as a director if elected. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board of Directors knows of no reason why any nominee might be unable to serve.

The following table sets forth certain information as of December 31, 2019, with respect to each nominee.

Name	Age	Director Since	New Term to Expire(1)

Cynthia A. Utterback	55	2019	2023
Corey Jensen	47	2018	2023
Tanya Chemodurow	55	2015	2023

(1) Terms expire on the date of the Annual Meeting.

Information Regarding Nominees

Cynthia A. Utterback serves as the Tax Business Unit Director and Shareholder at Anderson ZurMuehlen & Co., CPAs in Helena, Montana. She has practiced in public accounting for over 30 years providing tax, advisory and consulting services. Ms. Utterback is a member of the American Institute of CPAs and the Montana Society of CPAs. She has served on numerous community board. Her experience as a shareholder at a major Montana public accounting firm provides the Board with expertise in financial and enterprise risk management, operational controls and effectiveness, tax strategies and strategic planning.

Corey Jensen is President and Chief Executive Officer of Vision Net Inc., a technology company specializing in providing information technology and communication network support services to businesses, headquartered in Billings, Montana. He has served in a variety of roles with Vision Net since 2000. He serves on the board of INDATEL Services LLC, a nationwide telecommunications company that provides broadband connectivity to customers in rural and metropolitan areas. Mr. Jensen is also active with BillingsWorks, which promotes high tech job creation in Yellowstone County. He provides valuable expertise in the technology industry as well as risk management.

Tanya Chemodurow has been President of Abatement Contractors of Montana, LLC, headquartered in Missoula, since 2004. She oversees all aspects of environmental remediation and construction projects, specializing primarily in government contracting, asbestos, lead, mold remediation and general construction. Ms. Chemodurow’s small business experience provides valuable insight to the Board as the Company expands its commercial lending capabilities.

Election Procedures

The affirmative vote of a plurality of the votes cast at an annual meeting at which a quorum is present is required for the election of each of the nominees for director. This means that the three (3) director nominees, who receive the most votes from the holders of the outstanding shares of common stock for their election at the 2020 Annual Meeting will be elected to the three respective board seats.

Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of common stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of common stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.

DIRECTORS CONTINUING IN OFFICE

A brief description of the background of each of our continuing directors, together with experience, qualifications, attributes or skills that caused our Board of Directors to determine that the individual should serve as a director, is set forth below.

The following table sets forth certain information as of December 31, 2019 with respect to each director continuing in office.

Name	Age	Director Since(1)	New Term to Expire(2)
Kenneth M. Walsh	65	2018	2021
Shavon Cape	49	2015	2021
Thomas J. McCarvel	70	1998	2021
Benjamin G. Ruddy	41	2019	2022
Maureen J. Rude	57	2010	2022
Rick F. Hays	67	2007	2022
Peter J. Johnson	62	2007	2022

(1) Includes prior service on Eagle’s predecessor company.
(2) All terms expire on the date of the Annual Meeting.

Kenneth M. Walsh served as President and CEO of Ruby Valley Bank from 1989 until it was acquired by the Company on January 31, 2018. He has served on various committees for the Independent Community Bankers of America and attended numerous agriculture banking conferences and seminars. His expertise in the agricultural lending specialty in addition to his experience running a community bank provides valuable knowledge to the Board.

Benjamin G. Ruddy was previously the President of Big Muddy Bancorp, Inc. and The State Bank of Townsend and its predecessor since 2011 until it was acquired by the Company on January 1, 2019. He has worked in various financial institutions the past 14 years with progressing responsibilities. His expertise in agriculture lending and putting together two merger transactions provides valuable knowledge to the Board. He is a board member on the Rocky Mountain Front Community Foundation.

Shavon Cape is co-founder of JWT Capital, LLC, a company formed in 2003 that develops and operates various real estate ventures and hotels in the Bozeman and Billings markets. Prior to that she was a Financial Advisor with D. A. Davidson and Wachovia Securities. Ms. Cape’s experience with development projects and in the financial services industry brings valuable knowledge to the Board.

Maureen J. Rude recently retired as the Executive Director of the Montana Homeownership Network/NeighborWorks Montana, which position she held since 2016. She served as its Operations Director since March 2008, coordinating statewide homebuyer education, planning and down payment assistance programs. She previously was the Montana Director for Fannie Mae from 2000 to 2008 and the Executive Director of the Montana Board of Housing from 1995 to 2000. She was in the 2005 class of Leadership Montana. In February 2014, Ms. Rude was awarded a certificate of completion for the NeighborWorks Achieving Excellence in Community Development program from Harvard University’s John F. Kennedy School of Government. She is a Certified Housing Development Professional and was previously a CPA. Ms. Rude brings a wealth of knowledge from her management and accounting experience, as well as being well known throughout the state’s business communities. Her expertise in residential housing complements the Bank’s primary line of business.

Rick F. Hays is Chairman of the Board of Directors. Mr. Hays retired from Qwest Communications in November 2006, where he served as Montana President for Qwest operations, a position he had held since 1996. He worked in the telecommunications industry for over 32 years. He has served on the boards of numerous civic, educational and charitable organizations. Mr. Hays’ experience as a senior executive at a large public company brings leadership, vision and extensive business and operating experience to the Board.

              Peter J. Johnson has served as President and CEO of Eagle since December 2009. He has also served as President of the Bank since July 2007 and CEO since November 2007. Prior to being named President, he had served as the Company’s Executive Vice President and Chief Financial Officer. He joined the Bank in 1981. He currently serves on the Montana Independent Bankers Association (“MIB”) board of directors and served as a member of the Federal Reserve Board’s Community Depository Institution Advisory Council from 2010-2012. He is a past chairman of both the Helena Area Chamber of Commerce and the Diocese of Helena Finance Council. He is also a member of the Independent Community Bankers of America’s Political Action Committee and current chair of St. Peter’s Health Foundation board.

Mr. Johnson’s role as Chief Executive Officer provides the Board with access to an experienced banking executive with a thorough understanding of the Company’s business and of the banking industry. His previous experience as Chief Financial Officer also provides the board with expertise in financial management and strategic planning.

Thomas J. McCarvel served as a Vice President of Carroll College in Helena since December 1991 and retired in January 2017. From 1988 to 1991 he was the Chief Operating Officer of Anderson ZurMuehlen & Co., P.C., a public accounting firm in Helena, which served as the Company’s independent auditor prior to fiscal year 2006. Mr. McCarvel brings management and marketing experience to the Board, as well as helping to provide vision and experience to the strategic planning and financial management aspects of the Company.

_______________

Board Independence

Eagle’s Board of Directors has affirmatively determined that the following eight directors are “independent,” as defined by the Marketplace Rules of The Nasdaq Stock Market LLC: Messrs. Dickey, Jensen, Hays, and McCarvel and Ms. Cape, Chemodurow, Utterback and Rude. Messrs. Johnson, Walsh and Ruddy do not meet these independence standards because they are executive officers and/or employees. Under the Marketplace Rules, a director can be independent only if the director does not trigger a categorical bar to independence and the board of directors affirmatively determines that the director does not have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director. In determining the independence of the directors, the Board considered the relationships described under “Transactions with Certain Related Persons,” which it determined were immaterial to the individual’s independence.

Board Attendance and Committees

The business of the Bank’s Board of Directors is conducted through regular monthly meetings, while Eagle’s board has regular quarterly meetings. Additional meetings are scheduled as circumstances warrant. During the year ended December 31, 2019, the Board of Eagle met eleven (11) times and the Board of the Bank met twelve (12) times. The independent directors met six (6) times in executive sessions during 2019. All Directors who served as directors during the year ended December 31, 2019, attended at least 75% of the total Board and committee meetings to which they were assigned. Directors are encouraged, but not required, to attend the Annual Meeting. All of the then members of the Board attended the 2019 Annual Meeting.

The Board of Directors has three standing committees: Audit, Compensation and Nominating. The charter for each of our committees can be found at www.opportunitybank.com under “About Us – Code of Ethics.”

Membership in each of the committees, as of March 18, 2020, is shown in the following chart:

Audit	Compensation	Nominating
Lynn E. Dickey (Chairman)	Thomas J. McCarvel (Chairman)	Shavon Cape (Chairman)
Rick F. Hays	Rick F. Hays	Lynn E. Dickey
Maureen J. Rude	Tanya Chemodurow	Thomas J. McCarvel
Cynthia A. Utterback

Audit Committee. Eagle has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee met nine (9) times during the year ended December 31, 2019. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibility for oversight of Eagle’s accounting and the quality and integrity of Eagle’s financial reporting process. Each member is “independent”, in accordance with the Nasdaq Marketplace Rules and SEC regulations applicable to audit committee members. The Board of Directors has determined that Mr. Dickey meets the requirements of “audit committee financial expert”, within the meaning of SEC regulations. A description of Mr. Dickey’s experience is provided above under “Proposal 1 – Election of Directors.” The Board believes that the other members of the Audit Committee are qualified to serve based on their experience and background.

The Audit Committee has adopted a written charter which describes the Committee’s principal duties and responsibilities including, but not limited to:

●	Direct responsibility for the appointment, compensation, retention, oversight and termination of the independent auditors;

●

Oversight and review of the annual financial reporting process and adequacy and integrity of Eagle’s financial information (including corporate accounting, financial reporting practices, and the quality of the financial reports of Eagle);

●	Oversight and review of the legal and regulatory requirements of Eagle;

●	Oversight and review of the independent auditors qualifications and independence;

●	Oversight and review of the performance of Eagle’s internal audit function and the independent accountants and other mandated Audit Committee duties;

●	Oversight and review of the system of internal controls and safeguards;

●

Review with the independent auditor, the internal auditor and management the adequacy of Eagle’s internal controls and any material weaknesses, any findings or recommendations from the independent auditor, all critical accounting policies and all other material matters relating to the audit procedures;

●	Review of related party transactions, legal and regulatory matters material to the financial statements and the compliance programs of Eagle;

●

Maintenance of an open avenue of communication between the Board of Directors, senior management, internal auditors, and Eagle’s independent auditors and to permit auditors and internal auditors to meet with the Audit Committee without the presence of management; and

●	Oversight, review and approval of audit, audit-related, tax, and all other fees.

As required under the Sarbanes-Oxley Act of 2002, the Audit Committee has in place procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee. Each member of the committee is “independent” in accordance with the listing standards of Nasdaq applicable to compensation committee members. The Compensation Committee reviews all compensation components for our executive officers, including salary, bonus, and deferred compensation plans. In setting appropriate compensation for the executive officers, the Committee considers the performance of Eagle, the level of salary, bonus and stock options and other benefits provided to executive officers of comparable companies, and the level of compensation paid in recent years. As described in the Committee’s charter, the Compensation Committee may delegate authority to one or more members but any decisions made as a result of that delegation must be considered by the full Committee at its next scheduled meeting. In its oversight of compensation programs, prior to making recommendations to the full Board, the Committee reviews recommendations from the CEO regarding the other executive officers. Decisions by the Compensation Committee are approved by the full Board of Directors. The Compensation Committee met once during the year ended December 31, 2019. The Committee made the decision to consult with an outside compensation consultant, Pearl Meyer and Partners, LLC, during 2018 to review executive and director compensation. The consultants were engaged by the Compensation Committee, with management assisting in the preparation of data requested by the consultants. Pearl Meyer and Partners, LLC was selected due to its familiarity with the Company as it had performed a review of the Company’s employee compensation practices in 2017 and 2018. The committee expects to engage outside consultants every two to three years. The consultants were asked to review and analyze comparisons of senior executive compensation and benefits for 2017 and 2018 utilizing independent surveys and their own database of compensation information. The consultants also considered criteria used by the FDIC in determining excessive compensation. The consultants provided conclusions regarding the salary and benefit levels of senior management and the board of directors. The Compensation Committee has assessed the independence of Pearl Meyer and Partners, LLC, as required under Nasdaq listing rules. The Compensation Committee has also considered and assessed all relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to any of the compensation consultants described above. Based on this review, we are not aware of any conflict of interest that has been raised by the work performed by Pearl Meyer and Partners, LLC.

The Nominating Committee. Each member is “independent” in accordance with the listing standards of Nasdaq. The Nominating Committee met twice in person, plus portions of regular board meetings to review candidates under consideration, and on February 20, 2020 recommended to the Board of Directors director nominees for election at the Annual Meeting. Only those nominations made by the Nominating Committee or properly presented by stockholders will be voted upon at the Annual Meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Eagle’s market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies on the Board, the Nominating Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Nominating Committee may request that members of the Board pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select the candidate the Nominating Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history, potential conflict of interest or regulatory issue that would cause the candidate not to be qualified to serve as a director of Eagle. As a policy, the Nominating Committee will consider director candidates recommended by Eagle’s stockholders. If a stockholder properly submits a proposed nominee, the Nominating Committee would consider the proposed nominee, along with other proposed nominees recommended by members of Eagle’s Board of Directors, in the same manner in which the Nominating Committee would evaluate its nominees for director. Additionally, the Nominating Committee annually reviews the Board’s size, structure, composition and functioning, to ensure an appropriate blend and balance of diverse skills and experience. Diversity may encompass a candidate’s gender, race, national origin, educational and professional experiences, expertise and specialized or unique technical backgrounds and/or other tangible or intangible aspects of the candidate’s qualifications in relation to the qualifications of the then current board members and other potential candidates. The Nominating Committee does not have a formal policy specifying how diversity should be applied in identifying or evaluating director candidates, and diversity is but one of many factors the Nominating Committee may consider. For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals and Nominations” in this Proxy Statement.

Board Policies Regarding Communications with the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board of Directors should send any communications to Chantelle Nash, Secretary, Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604. Any communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has authority to discard the communication or take appropriate legal action.

Board Leadership Structure

The leadership structure of the Board of Directors is provided through a Chairman and a Vice Chairman. Eagle’s current practice is to not combine the Chief Executive Officer and Chairman roles. The Board believes that having an outside, independent director serve as chairperson is the most appropriate leadership structure for the Board at this time, as it enhances the Board’s independent oversight over management and strategic planning, reinforces the Board’s ability to exercise its independent judgment to represent stockholder interests and strengthens the objectivity and integrity of the Board. The Chairman, Rick F. Hays, presides over meetings of the Board, prepares meeting agendas in consultation with senior management and Vice Chairman Thomas J. McCarvel, evaluates Director candidates, manages the Board’s process for self-assessment and evaluation of the Chief Executive Officer, and presides over all meetings of the stockholders. The Chairman presides over executive sessions of the independent directors, and briefs, as appropriate, the full board about the results of such executive sessions. The Vice Chairman presides over Board meetings at which the Chairman is not present. The Board of Directors periodically reviews the Company’s leadership structure and may modify the structure as it deems appropriate given the specific circumstances then facing the Company.

The Board’s Role in Risk Oversight

Management is responsible for identifying, evaluating, managing and mitigating the Company’s exposure to risk. It is the Board’s responsibility to oversee the Company’s risk management process and to ensure that management is taking appropriate action to identify, manage and mitigate key risks. The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:

The Audit Committee has primary responsibility for discussing polices with management and our independent auditor, as appropriate, with respect to risk oversight including Eagle’s major business and financial risk exposures, including cybersecurity risks, and providing the Board with advice and recommendations regarding the ongoing development of risk oversight and management policies that set out the roles and respective accountabilities of the Board, the Committee, management and the internal audit function. The policies cover the areas of risk oversight, compliance and control, risks arising from related person transactions, and assessment of effectiveness. The Audit Committee’s meeting agenda includes discussions of individual risk areas throughout the year. For additional information, see “Proposal 1 – Election of Directors – Board Meetings and Committees.”

The Board’s other committees, which are the Nominating Committee and the Compensation Committee, oversee risks associated with their respective areas of responsibility. For example, the Nominating Committee considers risks associated with corporate succession plans, and the Compensation Committee reviews risks associated with our compensation policies and practices relating to our executive officers.

The Board also considers risks relating to our strategic plan, in part by receiving regular reports from the heads of our principal business and corporate functions that include discussions of the risks and exposures involved in their respective areas of responsibility. These reports are provided in connection with regular Board meetings and are discussed, as necessary, at Board meetings.

Code of Ethics

In 1992 the Board of Directors of the Bank first adopted a Code of Ethics and Conflict of Interest Policy. It is reviewed and modified as necessary. The most recent review and approval was on May 16, 2019. The Code of Ethics and Conflict of Interest Policy is applicable to each of Eagle’s directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer, and requires individuals to maintain the highest standards of professional conduct and to provide an annual attestation. We expect that any amendments to such code or any waivers of its requirements, will be disclosed on our corporate website. A copy of the Code of Ethics and Conflict of Interest Policy is available on Eagle’s website at www.opportunitybank.com. Persons may also receive a copy of the Code of Ethics and Conflict of Interest Policy free of charge by requesting it in writing from Peter J. Johnson at Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604, or by calling him at (406) 442-3080.

Stock Ownership Guidelines for Non-Employee Directors

In an effort to ensure that the interests of our non-employee directors are aligned with our stockholders, the Company established non-employee director stock ownership guidelines that require non-employee directors to own shares equal to five times their annual cash retainer. The Chief Executive Officer is also subject to stock ownership guidelines as well that require him to own shares equal to two times his base salary. Non-employee directors are expected to meet this requirement the later of September 30, 2024 or within five years of the date of their election or appointment to the Board. If the compliance date were the Record Date, all of the non-employee director nominees have either met the stock ownership guidelines or are within the five-year phase-in period. Mr. Johnson, our Chief Executive Officer has met the Company’s stock ownership guidelines.

Directors’ Compensation

The Compensation Committee evaluates director compensation and compares the Company’s director compensation to that offered by peer companies. During the year ended December 31, 2019, each non-employee director, except for the Chairman of the Board, Chairman of the Audit Committee, Chairman of the Compensation Committee was paid an annual fee of $15,000. The Chairman of the Board received an annual fee of $25,000, the Chairman of the Audit Committee received an annual fee of $20,000 and the Chairman of the Compensation Committee received an annual fee of $16,000. Also, each non-employee director, other than the Chairman of the Board, was paid $400 for each committee meeting attended (this was increased from $200 during 2019). No fees are paid for director attendance at Board meetings. The total fees paid to the directors of Eagle for the year ended December 31, 2019, were $146,500. Eagle has no other director compensation plans or director deferred compensation plans other than the Stock Incentive Plan approved at the annual meeting in 2011 and amended in 2015 and 2017. While the Board has the flexibility to determine at the time of each grant the vesting provisions for that grant, these restricted stock awards typically vest over five years following the date of grant. However, stockholders are being asked to approve the New Director Plan which would provide for annual grants of restricted stock. See “Proposal 5-Approval of the 2020 Non-Employee Director Award Plan.”

Each director of Eagle also serves as a director of Opportunity Bank. Directors do not receive additional compensation for their service on the board of Opportunity Bank. The compensation of Mr. Johnson, President and CEO, is reported under “Executive Compensation” below and accordingly is not included in the following table below. Messrs. Walsh and Ruddy do not receive any director compensation since they are employed by the bank. We reimburse our directors for reasonable expenses incurred in connection with attending Board and Board committee meetings.

2019 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Thomas J. McCarvel	20,100	--	20,100
Lynn E. Dickey	25,600	--	25,600
Maureen J. Rude	19,800	--	19,800
Rick F. Hays	25,000	--	25,000
Shavon Cape	19,600	--	19,600
Tanya Chemodurow	18,800	--	18,800
Corey Jensen	17,600	--	17,600

____________________

(1)

The amounts shown in this column represent the aggregate grant date fair value of the restricted stock granted to each non-employee director in 2019, computed in accordance with Financial Accounting Standards Board ASC Topic 718. As of December 31, 2019, the aggregate number of unvested restricted stock shares outstanding for each non-employee director was as follows:

Name	Number of Restricted Stock Shares

Corey Jensen	3,920
Shavon Cape	980
Tanya Chemodurow	980
Thomas J. McCarvel	--
Lynn E. Dickey	--
Maureen J. Rude	--
Rick F. Hays	--

Executive Officers

The following is a list of the names and ages of our executive officers not otherwise listed among the directors of the Company, all positions and offices held by each person and each person’s principal occupations or employment during the past five years. There are no family relationships between any executive officers and directors.

Name	Age	Position

Laura F. Clark	63	Executive Vice President/Chief Operating Officer and Chief Financial Officer

Rachel R. Amdahl	51	Senior Vice President/Chief Operations Officer.

Linda M. Chilton	55	Senior Vice President/Chief Retail Officer

Mark A. O’Neill	48	Senior Vice President/Chief Lending Officer

Dale Field	48	Senior Vice President/Chief Credit Officer

P. Darryl Rensmon	58	Senior Vice President/Chief Information Officer

Chantelle Nash	49	Senior Vice President/Chief Risk Officer

____________________

Laura F. Clark has served as the Chief Financial Officer of the Bank and Eagle since March 2014 and the Chief Operating Officer since October 2019. Prior to being named the Chief Financial Officer, she had served as the Senior Vice President and Chief Financial Officer of the Bank of Bozeman since 2005. Her experience spans over 30 years and includes a variety of executive positions with First National Bancorp, Bankers Resource Center, Security Bank, Bank of Montana System and Montana Bancsystem. Ms. Clark holds a Bachelor of Arts degree in Business Administration from Montana State University in Billings, Montana. She currently serves as a board member of ExplorationWorks, a local Science Center that provides programs for early childhood education, STEM (science, technology, engineering and math) and healthy living.

Rachel R. Amdahl has served as Senior Vice President/Operations of the Bank since February 2006. Prior to being named the Senior Vice President/Operations, she served as Vice President/Operations since 2000. She joined the Bank in 1987. She is a past board member of the Lewis and Clark County United Way and the Women’s Leadership Network in Helena.

Linda M. Chilton joined the Bank in September 2014 as Branch Administrator. She was promoted to Vice President in 2018. Prior to working for the Bank, Ms. Chilton had been Vice President of Retail Operations at First Montana Bank, where she was employed since 2003. She had previously worked in several positions for First Interstate Bank. Ms. Chilton graduated from the University of Montana with a Bachelor of Science degree in Business Administration.

Mark A. O’Neill joined the Bank in February 2016 as the Butte Market President. He was formerly with First Citizens Bank in Butte, Montana and Wells Fargo and served in various lending and management roles. He was promoted to Chief Lending Officer in October 2017. Mr. O’Neill was previously a board member of Silver Bow Kiwanis and the Butte Local Development Corporation. He graduated from the University of Montana with a Bachelor’s Degree in Economics.

Dale Field joined the bank in 2001 as VP/Commercial Lender and was promoted to VP/Chief Credit Administration Officer in 2011. He was promoted to Senior VP/Chief Credit Officer in July 2014. He serves on the Helena Exchange Club board of directors and is a school board trustee in Clancy, Montana.

Chantelle Nash joined the bank in 2006 as Compliance Manager and has served as VP/Compliance Officer since 2010. She was promoted to Senior VP/Chief Risk Officer in July 2014. She holds a Juris Doctorate from the University of Idaho, and previously served on the board of the Helena YWCA.

P. Darryl Rensmon joined the bank in September 2016 as Vice President/Chief Information Officer and was promoted to Senior Vice President in October 2017. He is responsible for all facets of information systems and technology for the Company. He was formerly the Chief Information Officer for Morrison-Maierle, Inc. from 2004 to 2016 and also was the President of Morrison-Maierle Systems Corp. from 2005 to 2016, which provided customized IT services and consulting to companies across Montana. He holds a Bachelor of Science degree in Information Systems Management from Montana State University-Billings.

Executive Compensation

Summary Compensation Table. The following table provides information concerning compensation paid to or earned by our Chief Executive Officer, and the two other most highly compensated executive officers of Eagle for the year ended December 31, 2019 whose total compensation exceeded $100,000 (the “named executive officers”).

2019 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Peter J. Johnson	2019	300,000	82,320	--	170,263	552,583
President & CEO	2018	275,000	67,375	--	155,098	497,473

Laura F. Clark	2019	200,000	37,570	--	53,613	291,183
Executive Vice President/ Chief Financial Officer	2018	170,000	29,920	--	44,026	243,946

P. Darryl Rensmon	2019	154,000	22,000	--	39,940	215,940
Senior Vice President/ Chief Information Officer	2018	148,000	18,870	--	25,301	192,171

____________________

(1)

The values in this column represent the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. We do not include any impact of expected forfeitures related to service-based vesting in these calculations. Each of these amounts reflects our expected aggregate accounting expense for these awards as of the grant date and do not necessarily correspond to the actual values that will be expensed by us or realized by the named executive officers.

(2)	All other compensation for 2019 includes the following;

	401(k) Company Match	Life and Medical Insurance	Profit Sharing Contribution	Salary Continuation Agreement Benefit	ESOP	Total
Peter J. Johnson	5,600	8,490	17,084	136,796	2,293	170,263

Laura F. Clark	4,421	6,874	12,370	27,655	2,293	53,613

P. Darryl Rensmon	3,490	6,798	8,644	18,715	2,293	39,940

____________________

Employment Agreements. Eagle entered into an Employment Agreement, effective April 27, 2015, with Peter J. Johnson, its President and Chief Executive Officer. The Employment Agreement has a three-year term and renews annually for an additional year on April 27 unless the Board of Directors acts to prevent renewal at least thirty days before April 27. The Employment Agreement provides for an annual base salary of $246,000 per year, which may be increased from time to time (but not reduced – currently $300,000). Under the Employment Agreement, Mr. Johnson generally will be entitled to participate in all employee benefit plans including, but not limited to, retirement plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees.

The Employment Agreement provides that if Mr. Johnson’s employment is terminated for any reason other than for cause, or if Mr. Johnson terminates his employment for good reason within the meaning of Internal Revenue Code Section 409A, he will be entitled to receive his base salary for the remaining term of the Employment Agreement.

The Employment Agreement contains provisions requiring non-disclosure of confidential information regarding the business and activities of the Bank and contains provisions restricting Mr. Johnson’s ability to compete with the Bank for a one-year period after termination of his employment.

The Employment Agreement provides that Mr. Johnson is entitled to compensation if a change in control occurs during the term of the agreement. For purposes of the Employment Agreement, the term change in control is defined as it is defined in Internal Revenue Code Section 409A and implementing rules. Calculated as three times the executive’s salary and the executive’s cash bonus and cash incentive compensation, the lump-sum benefit is payable upon change in control. The agreement also promises continued health and dental insurance coverage for the remaining contract term and legal fee reimbursement if the Employment Agreement is challenged after a change in control.

Non-Contributory Profit Sharing Plan. Neither Eagle nor the Bank has a pension plan for employees. Instead, the Bank has established a non-contributory profit sharing plan for eligible employees who have completed one year of service with Opportunity Bank. The non-contributory plan enables Opportunity Bank to contribute up to 15% of qualified salaries each year. Last calendar year 4% was contributed. The percentage amount of the contribution is determined by the board of directors each year and is based primarily on profitability for the past year. For the year ended December 31, 2019, the Board authorized profit sharing contributions to Mr. Johnson of $17,084, to Ms. Clark of $12,370 and to Mr. Rensmon of $8,644.

The Non-Contributory Profit Sharing Plan also allows employees to make contributions to a tax-qualified defined contribution savings plan or an employee owned 401(k) plan. Employees can contribute a portion of their salaries, (up to a maximum of $19,000 for 2019 for employees under age 50. Those 50 and older may contribute up to $25,000), to a 401(k) plan. Eagle’s Board has the authority to match up to a maximum of 50% of an employee’s contribution provided that the matching amount does not exceed 2.0% of such employee compensation. For the year ended December 31, 2019, the Bank contributed $5,600, $4,421 and $3,490 to each of Messrs. Johnson’s and Rensmon’s and Ms. Clark’s 401(k) programs, respectively.

Salary Continuation Agreements. Another benefit offered by the Bank is a program to increase overall retirement benefits for employees to levels which more closely approximate those in comparable businesses. The Bank consulted with independent compensation consultants and developed a plan to supplement retirement benefits. The plan Opportunity Bank adopted covers seven of its senior officers, including Messrs. Johnson and Rensmon and Ms. Clark, and five senior vice presidents. Benefit levels were reviewed by the compensation committee in 2018 and approved by the board and adjusted in 2018. New entrants have their plans reviewed by the compensation committee and approved by the full board of directors. This nonqualified retirement plan is designated the Opportunity Bank of Montana Salary Continuation Agreement (the “Salary Continuation Agreement”). Under the Salary Continuation Agreement, each participant receives a fixed retirement benefit based on his or her years of service with Opportunity Bank. The Bank maintains insurance policies whose proceeds will reimburse the Bank for the payment of benefits under this plan. The annual retirement benefit is payable in monthly installments for the officer’s lifetime upon employment termination after attaining the normal retirement age of 65. The Salary Continuation Agreements also provide for partial payments in the event of early retirement, death or disability. The reduced benefit amounts in the event of an executive’s early retirement, death, or disability are calculated based on the liability accrual balance existing when employment termination occurs. Opportunity Bank of Montana recognizes nonqualified deferred compensation expense to maintain the plan. For the year ended December 31, 2019, nonqualified deferred compensation expense to maintain the plan was $544,426.

On October 11, 2018, the Bank entered into amendments with five senior officers including Mr. Johnson and Ms. Clark that increased the defined retirement benefit. The amendment to President and Chief Executive Officer Peter J. Johnson’s Salary Continuation Agreement increases the annual benefit to be received by Mr. Johnson upon attaining age 65 from $69,500 to $78,000. The amendment to the Salary Continuation Agreement with Laura F. Clark, Executive Vice President and Chief Financial Officer, increases the annual benefit to be received by Ms. Clark upon attaining age 65 from $9,500 to $11,000.

The Bank entered into a Salary Continuation Agreement with Patrick D. Rensmon, Senior Vice President/Chief Information Officer of the Bank that was effective as of October 1, 2018. The Salary Continuation Agreement with Mr. Rensmon provides for an annual payment for life of $14,000 after attaining the normal retirement age of 65.

Split-Dollar Benefit Plan. The Bank has entered into agreements with four insurance companies for the purpose of establishing a split-dollar benefit plan. The Bank purchased life insurance policies on 24 officers of the Bank, including eight of the Bank’s executive officers. The plan provides for the officers to receive life insurance benefits ranging from $50,000 to $75,000, provided they meet the eligibility requirements of the plan. The remainder of the life insurance benefits accrues to the Bank.

Bonus Plan. The Bank also maintains a discretionary cash bonus program (“Bonus Program”) for all eligible employees. The Bonus Program is based on performance measures tied to the employee’s job description. For the Chief Executive Officer and the other executive officers, the majority of the performance measurement is tied to the after-tax net profitability of Opportunity Bank and also its efficiency ratio. These measures are included in all officer and employee performance measures, but to a lesser degree than the executive officer, and include job specific factors. The bank is using recommendations from the analysis performed by Pearl Meyer and Partners, LLC to include these individual performance measures combined with bank wide financial metrics to set target bonus amounts for officers and employees, while also comparing them to peer averages. The Board of Directors has final authority in providing bonuses. During the year ended December 31, 2019, Opportunity Bank paid total bonuses of $637,235. For that period, Mr. Johnson’s bonus was $82,320, Ms. Clark’s bonus was $37,570 and Mr. Rensmon’s was $22,000.

Employee Stock Ownership Plan. In connection with its reorganization to the mutual holding company form of organization, the Bank established the ESOP for employees age 21 or older who have at least one year of credited service with the Bank. Additional shares were purchased in the second step stock offering completed April 5, 2010.

As of December 31, 2019, the ESOP held 30,978 shares of common stock that have not been allocated to Plan participants. These shares represent shares purchased by the ESOP in the second step stock offering. Shares of common stock purchased by the ESOP were funded by funds borrowed from Eagle. Shares purchased in the second step offering by the ESOP will be allocated to participants’ accounts over 12 years. As of December 31, 2019, the Plan maintains 215,867 shares that have been allocated to Plan participants. A total of 246,845 shares are held in the Plan.

The ESOP is administered by the ESOP Committee of the Bank. The ESOP trustee must vote all allocated shares held by the ESOP in accordance with the instructions of participating employees. Unallocated shares will be voted by the ESOP trustee.

GAAP requires that any third party borrowing by the ESOP be reflected as a liability on Eagle’s statement of financial condition. Since the ESOP borrowed from Eagle, such obligation is eliminated in consolidation. However, the cost of unallocated shares is treated as a reduction of stockholders’ equity.

Contributions to the ESOP and shares released from the suspense account are allocated among ESOP participants on the basis of participants’ compensation as it relates to total participant compensation. Employees are fully vested upon completion of six years of service. Benefits may be payable upon retirement, early retirement, disability, death or separation from service.

The ESOP is subject to the requirements of ERISA and regulations of the IRS and the United States Department of Labor.

2011 Stock Incentive Plan. The 2011 Stock Incentive Plan, or Plan, was approved by the stockholders on October 20, 2011. The Plan was amended when approved by the stockholders on April 23, 2015 and April 20, 2017. Under the Plan, awards of Eagle’s common stock may be made to eligible directors, officers and employees. The maximum number of shares available to be awarded is 464,998. The Company is asking stockholders to approve an amendment to the 2011 Plan to increase the authorized shares and extend the termination date. See “Proposal 3- Approval of Amendment No. 3 to the 2011 Stock Incentive Plan.” Awards available under the Plan include stock options (which includes non-qualified stock options and incentive stock options) and restricted stock. Any shares delivered pursuant to an award may consist, in whole or in part, of authorized but unissued shares or of treasury shares. No stock options have been awarded to date under the Plan. Further, no more than 246,427 shares may be available for awards granted in the form of options. If any shares covered by an award granted under the Plan, or to which such an award relates, are forfeited, or if an award otherwise terminates without the delivery of shares or of other consideration, then the shares covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares available under the Plan with respect to such award, to the extent of any such forfeiture or termination, will again be available for granting awards under the Plan.

The purposes of the Plan are to encourage directors, officers and employees of Eagle to acquire a proprietary interest in the growth and performance of the Company, to create an increased incentive to contribute to the Company’s future success and performance, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its affiliates to attract and retain highly qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

Outstanding Equity Awards at December 31, 2019

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)

Peter J. Johnson	--	--
Laura F. Clark	2,160	$46,202
P. Darryl Rensmon	6,300	$134,757

____________________

(1)     Restricted stock vests over a five-year period.

(2)     Based on the December 31, 2019, closing share price of $21.39 per share.

Equity Compensation Plan Information

The following table provides information as of December 31, 2019, about our common stock that may be issued upon the exercise of options, warrants, and rights and information regarding the number of securities available for future issuance under our current equity compensation plans, under which there are no outstanding options, warrants or rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in First Column)
Equity Compensation Plans Approved by Security Holders	--	N/A	246,427
Equity Compensation Plans Not Approved by Security Holders	--	N/A	--
Total	--	N/A	246,427

Change of Control Agreements

Eagle entered into Change of Control Agreements with Rachel R. Amdahl, Laura F. Clark, Chantelle Nash and Dale Field in 2015. On December 21, 2017, Eagle entered into Change in Control Agreements with Mark A. O’Neill, Senior Vice President/Chief Lending Officer of the Bank, and Patrick D. Rensmon, Senior Vice President/Chief Information Officer of the Bank. The Change in Control Agreements provide a double trigger benefit equal to the sum of the executive’s annual salary and bonus for the most recently completed year. The benefits are payable if the executive’s employment is terminated without cause within two years after a change in control or if the executive resigns for good reason during the two years after a change in control. The Change in Control Agreements are for two years, renewing automatically for successive one-year periods unless Eagle provides written notice of nonrenewal 90 days before the contract anniversary date. The officer would also receive benefit payments (less co-payment amounts) for continued life, medical, dental and disability insurance coverage substantially identical to coverage maintained by the Bank before employment termination. Continued insurance coverage benefits are payable for the 12-month period following termination or, if sooner, until life, medical, dental and disability insurance coverage is obtained from another employer.

Assuming these agreements were in effect and all of the above-named officers had been terminated in connection with a change of control as of December 31, 2019, the officers would receive aggregate severance payments of approximately $1,104,637 based upon their current level of salary and bonus, plus 12 months of benefits coverage.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

On August 16, 2018, the Board of Directors approved the recommendation of the Audit Committee that Eide Bailly LLP (“Eide Bailly”) be dismissed as the independent registered public accounting firm of the Company. The dismissal was effective after Eide Bailly provided its reports on the consolidated financial statements for the fiscal year ended December 31, 2018 and the effectiveness of the Company’s internal controls, which reports are included in the Company’s Form 10-K for the period ended December 31, 2018. Concurrent with the dismissal of Eide Bailly, the Company, through and with the approval of the Audit Committee and the Board of Directors, and following a comprehensive evaluation, decided to engage Moss Adams LLP (“Moss Adams”) as its independent registered public accounting firm for the fiscal year ended December 31, 2019, subject to completion by Moss Adams of its standard client acceptance procedures and execution of an engagement letter.

Prior to deciding to engage Moss Adams, the Company did not consult with Moss Adams (1) regarding the application of accounting principles to a specific completed or contemplated transaction, or regarding the type of audit opinions that might be rendered by Moss Adams on the Company’s financial statements, and Moss Adams did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, (2) on any matter that would have been the subject of a disagreement, as defined by Item 304(a)(1)(iv) of Regulation S-K, or (3) on any matter that would have been a reportable event, as defined by Item 304(a)(1)(v) of Regulation S-K.

The reports of Eide Bailly regarding the Company’s financial statements for the fiscal years ended December 31, 2017 and 2018 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2017 and 2018, there were no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused it to make reference to such disagreement in its reports.

The Board has determined to appoint Moss Adams LLP (Moss Adams) to act as independent auditors for the fiscal year ending December 31, 2020. Neither Eagle’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of Moss Adams as Eagle’s independent auditors. However, Eagle is submitting the appointment of Moss Adams to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time if they determine that such a change would be in the best interest of Eagle and its stockholders.

A representative of Moss Adams will be present at the Annual Meeting, and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees, Audit-Related Fees, Tax Fees, All Other Fees and Auditor Independence

For the year ended December 31, 2019, Eagle incurred expenses related to services provided by its independent auditors Moss Adams, of $228,350 for audit fees. These amounts relate to the annual audit of our consolidated financial statements included in our Annual Reports on Form 10-K, quarterly reviews of interim financial statements included in our Quarterly Reports on Form 10-Q, services normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements for the indicated fiscal year, statutory audits of certain of our subsidiaries, and services related to filings under the Securities Act of 1933 and the Securities Exchange Act of 1934. Eagle incurred audit related expenses to Moss Adams related to the Big Muddy Bancorp, Inc. acquisition of $180,514 and $8,275 related to the Western Holding Company of Wolf Point acquisition. For the year ended December 31, 2018, Eagle incurred expenses related to services provided by its independent auditors Eide Bailly, of $144,250 for audit fees. Eagle incurred audit related expenses to Eide Bailly related to the TwinCo Inc. acquisition in the amount of $36,821 and $7,282 related to the Big Muddy Bancorp, Inc. acquisition. Tax fees accrued for services provided by Moss Adams were $14,000 in the year ended December 31, 2019 and were $18,000 in the year ended December 31, 2018, which was provided by Eide Bailly. The Audit Committee has concluded that the providing of non-audit services did not adversely impact the independence of Moss Adams or Eide Bailly. The Audit Committee is not authorized to approve any non-audit service engagement where the provision of such service by the independent accountants is prohibited by applicable law, the regulations of the SEC or the Nasdaq Marketplace Rules. Pre-approval is not required if (a) the aggregate amount of all such non-audit services provided to Eagle constitutes not more than five percent of the total amount of revenues paid by Eagle to its independent auditors during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Eagle at the time of the engagement to be non-audit services; and (c) the non-audit services are promptly brought to the attention of the Audit Committee and approved by them, or by one or more of the members of the Committee to whom authority to grant such approval has been delegated, prior to completion of the audit. For the years ended December 31, 2019 and December 31, 2018, the Audit Committee of Eagle has pre-approved all fees paid to Moss Adams and Eide Bailly.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the year ended December 31, 2019. The information contained in this report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation of this proxy statement by reference.

The primary role of the Audit Committee, as more fully described in its charter, is to assist the Board of Directors in its oversight of our corporate accounting and financial reporting process and to interact directly with and evaluate the performance of our independent auditors. Management is responsible for the preparation, presentation and integrity of our consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm, Moss Adams, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB. In the performance of its oversight function, the Audit Committee has taken the following actions:

●	Reviewed and discussed Eagle’s audited financial statements for the 2019 fiscal year with the management of Eagle and the independent auditors.

●

Discussed with Eagle’s independent auditors the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, regarding the independent registered public accounting firm’s communications with the Audit Committee.

●

Received written disclosures and the letter from its independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Eagle’s Annual Report on Form 10-K for the year ended December 31, 2019, to be filed with the SEC.

Members of the Audit Committee: Lynn E. Dickey, Chairman Maureen J. Rude Rick F. Hays Cynthia A. Utterback

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS EAGLE’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020 UNDER THIS PROPOSAL 2.

PROPOSAL 3 – APPROVAL OF AMENDMENT NO. 3 TO THE 2011 STOCK INCENTIVE PLAN

On February 20, 2020, our Board of Directors has adopted, subject to stockholder approval, Amendment No. 3 (the “2011 Plan Amendment”) to the Eagle Bancorp Montana, Inc. 2011 Stock Incentive Plan for Directors, Officers and Employees (the “2011 Plan”), to, among other things, (i) provide for an increase in the number of shares of Restricted Stock for issuance under the Plan from 218,571 shares to 293,571 shares and (ii) extend the expiration date of the Plan from November 1, 2021 to April 23, 2030. We are seeking stockholder approval for these changes.

The following is a summary of the material features of the 2011 Plan Amendment, which is qualified in its entirety by reference to the provisions of the 2011 Plan Amendment, attached hereto as Appendix A.

Purpose of the Proposed Amendment

The proposed 2011 Plan Amendment will increase the number of Restricted Shares that may be issued to Participants. This benefits our stockholders by providing the Company with the flexibility to design an award structure that is intended to align the long-term financial interests of Participants in the 2011 Plan with those of our stockholders.

Description of the Proposed Amendment

On February 20, 2020, the Board of Directors approved an amendment to the 2011 Plan to increase the aggregate number of shares of Restricted Shares issuable under the 2011 Plan from 218,571 shares to 293,571 shares. As of March 6, 2020, 20,560 shares of common stock remain available for issuance under the 2011 Plan. We expect this will be sufficient for the normal grants to be made to plan participants. We do not expect to have a sufficient number of shares available for grants under this plan in future years. If the 2011 Plan Amendment is approved by stockholders, 95,560 shares will be available for issuance under the 2011 Plan and the term of the 2011 Plan will be extended to April 23, 2030. If approved by the Company’s stockholders, the 2011 Plan Amendment will be effective on April 23, 2020, the date of the Annual Meeting.

Required Vote and Recommendation of the Board

In order to approve the 2011 Plan Amendment, the proposal must receive the affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AMENDMENT NO. 3 TO THE EAGLE BANCORP MONTANA, INC. 2011 STOCK INCENTIVE PLAN FOR DIRECTORS, OFFICERS AND EMPLOYEES.

Proposal 4 – Advisory Vote on Named Executive Officer Compensation

Our Board of Directors proposes that stockholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules (commonly known as “say-on-pay” proposal). We recognize the interest our stockholders have in the compensation of our executives, and we are providing this advisory proposal in recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 also known as “the Dodd-Frank Act.”

Our named executive officer compensation program is designed to attract, motivate, and retain our named executive officers, while ensuring alignment of their interests with stockholders’ interests. Our named executive officers are critical to our success, and our compensation program is designed to reward them for their service to the Company, the achievement of specific performance goals, and the realization of increased stockholder value. The Compensation Committee reviews the compensation programs for our named executive officers, at least annually, to ensure the fulfillment of our compensation philosophy and goals. The Compensation Committee and the Board believe that its policies and procedures are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to the Company’s recent and long-term success. At our 2019 Annual Meeting of Stockholders, approximately 96.5% of the votes cast by our stockholders approved the compensation in the 2019 proxy statement of our named executive officers.

Please read the summary compensation table and other related compensation tables and narratives, beginning on page 14, which provide detailed information on the compensation of our executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related compensation tables and narrative disclosure, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. However, we value the opinion of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board unanimously recommends a vote FOR the approval of the advisory resolution on the compensation of our named executive officers.

Proposal 5 – APPROVAL OF THE 2020 NON-EMPLOYEE DIRECTOR AWARD PLAN

On December 12, 2019, the Board of Directors adopted the 2020 Non-Employee Director Award Plan, subject to stockholder approval (the “New Director Plan”). The Company’s current Stock Incentive Plan (the “2011 Plan”) was adopted by shareholders in 2011. Non-employee directors are eligible to receive awards, and have received awards, under the 2011 Plan.

The purpose of the New Director Plan is to attract and retain highly-qualified non-employee directors, and provide an incentive that aligns the economic interests of directors with those of our stockholders. We believe that continuing to pay a portion of our non-employee director’s compensation in the form of restricted stock awards under the New Director Plan will support the creation of long-term value and business returns for our stockholders.

The Compensation Committee (the “Committee”) has reviewed the 2011 Plan to determine whether it remains a flexible and effective source of compensation for non-employee directors in terms of the number of shares of stock available for awards and in terms of its design, as well as whether it generally conforms with best practices in today’s business environment.

Based on its review, upon the recommendation of the Committee, the Board recommends that the Company adopt a new plan for non-employee directors to:

•	increase the number of shares of the Company’s stock available for new awards to 13,000 shares;
•	specify an individual limit on restricted stock awards that a non-employee director may receive in any one calendar year; and
•	update and streamline certain administrative practices.

Accordingly, the Board approved, and recommends that the Company’s stockholders approve, the New Director Plan. Upon approval of the New Director Plan by the Company’s stockholders, newly elected non-employee directors will continue to be able to receive new awards under the terms of the 2011 Plan. Any outstanding awards previously granted under the 2011 Plan will continue in effect after approval of the New Director Plan and will not be deemed amended or modified by the adoption and approval of the New Director Plan. If the New Director Plan is not approved by the Company’s stockholders, non-employee directors will continue to receive awards under the 2011 Plan.

The material features of the New Director Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Non-Employee Director Plan, the full text of which is set forth as Appendix B to this Proxy Statement.

Administration

The New Director Plan will be administered by the Committee. Subject to the express provisions of the New Director Plan, the Committee has the authority, in its discretion, to interpret the New Director Plan, establish rules and regulations for its operation, and determine the form and amount and other terms and conditions of such awards.

Eligibility and Limitation on Awards

Eligible participants in the New Director Plan are directors who, on the date such person is to receive a grant of restricted shares under the plan is not a current employee of the Company or any of the Company’s subsidiaries (“Outside Director”). Seven of our directors will be eligible to participate in the New Director Plan. Messrs. Johnson, Walsh and Ruddy are not eligible to participate in new Director Plan. The maximum awards that can be granted under the New Director Plan to a single participant in any calendar year are awards having a grant date fair value totaling $25,000.

Summary of Award Terms and Conditions

Awards under the New Director Plan may only include restricted shares of common stock.

Under the proposed New Director Plan, each Outside Director, every November 1st beginning November 1, 2020, or, if November 1st is not a business day, then on the first business day thereafter, will receive an annual grant of restricted stock having a Fair Market Value (as defined in the New Director Plan) on the date of grant (determined without regard to the restrictions applicable thereto) equal to $5,000.

The restricted shares granted to directors under the New Director Plan will be subject to restrictions prohibiting such restricted shares from being sold, transferred, assigned, pledged or otherwise encumbered or disposed of. The restrictions with respect to each award of restricted shares shall lapse on the one-year anniversary date of the grant of such award; provided, however, that the restrictions with respect to such restricted shares shall lapse immediately in the event that (i) the director is nominated for a new term as an Outside Director but is not elected by shareholders of the Company, or (ii) the director ceases to be a member of the Board due to death, disability or mandatory retirement (if any). The restrictions with respect to all of a director's restricted shares shall lapse immediately prior to a change in control (as defined in the New Director Plan) provided that the director is a member of the Board immediately prior to such change in control. Except as described above, if an Outside Director ceases to be a member of the Board before that one-year restriction period that lapses on the anniversary of the date of grant, the restricted shares so granted shall be forfeited and transferred back to the Company.

During the restriction period, a director will have the right to vote his or her restricted shares. At the end of the restriction period, the director will receive any cash dividends with respect to such restricted shares that were paid during the restriction period. All distributions, if any, received by a director with respect to restricted shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction will be subject to the same restrictions as are applicable to the restricted shares to which such distributions relate.

Shares Subject to the New Plan

The number of shares of the Company’s common stock reserved for issuance, subject to stockholder approval, with respect to awards under the New Director Plan is thirteen thousand (13,000). Restricted shares that are forfeited will be available for future grants of restricted shares under the New Director Plan.

Anti-Dilution Protections

In the event of any change in corporate capitalization such as a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, such adjustment shall be made in the number and class of shares which are reserved and may be delivered under the New Director Plan, in the number and class of shares subject to outstanding awards, and in any award limits as may be determined to be appropriate and equitable by the Committee.

Amendment and Termination

The New Director Plan may be amended, altered, suspended or terminated by the Board, in its sole discretion, without stockholder approval, unless approval of a change is required by applicable law. Any amendments made without stockholder approval could increase the costs of the New Director Plan. A director’s consent would be required to revoke or alter an outstanding award in a manner unfavorable to such director.

Federal Income Tax Consequences

The federal income tax consequences of the issuance of awards under the New Director Plan are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership of the awards, and the ownership and disposition of any underlying securities.

A participant will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after transfer of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction, subject to certain limits on the deductibility of compensation under the Code. Any disposition of shares after the restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the participant elects to be taxed on the fair market value upon such transfer).

At the end of the restriction period, the participant shall have the right to receive any cash dividends, with respect to such restricted shares, that were paid during the restriction period (the “Accrued Dividends”). The Accrued Dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer pursuant to Section 83(b), in which case the Accrued Dividends will be taxable to the participant as dividends and will not be deductible by the Company. Dividends declared and paid to the participant following the restriction period will be taxable to the participant as dividends and will not be deductible by the Company.

Effective Date

The New Director Plan will be effective as of April 23, 2020, if approved by the stockholders of the Company. If not approved by the stockholders, no awards will be made under the New Director Plan and non-employee directors will continue to receive awards under the 2011 Plan subject to its existing terms and conditions.

Vote Required

Stockholders are requested in this Proposal 5 to approve the New Director Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the New Director Plan. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2020 NON-EMPLOYEE DIRECTOR AWARD PLAN.

Transactions with Certain Related Persons

The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business. Except for consumer loans to officers and employees, but not directors, with an interest rate one percent below the Bank prevailing rate, these loans are also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with persons not related to the Bank. These loans do not include more than the normal risk of collectability or present other unfavorable features. As of December 31, 2019, the aggregate principal balance of loans outstanding to all directors, executive officers and immediate family members of such individuals, and companies in which they are principals was approximately $912,000. No executive officer has had a consumer loan outstanding in excess of $120,000 since July 1, 2008 and none are currently contemplated.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires Eagle’s directors and executive officers, and persons who own more than ten percent of a registered class of Eagle’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Eagle. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Eagle with copies of all Section 16(a) forms they file.

To the knowledge of the Company and based upon a review of Forms 3 and 4 and amendments thereto furnished to Eagle pursuant to Rule 16a-3(e), the Company believes that, during the year ended December 31, 2019, there was one instance of a Form 3 being filed late. The Form 3 for new director Cynthia A. Utterback was not filed on a timely basis.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of Eagle knows of no other matters than those described herein to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting. If further business is properly presented, the proxy holders will vote proxies, as determined by a majority of the Board of Directors.

HOUSEHOLDING

Company stockholders who share an address may receive only one copy of this proxy statement and the Annual Report from their bank, broker or other nominee, unless contrary instructions are received. We will deliver promptly a separate copy of this proxy statement and Annual Report to any stockholder who resides at a shared address and to which a single copy of the documents was delivered, if the stockholder makes a request by contacting our Corporate Secretary at P.O. Box 4999, Helena, Montana 59604, or by telephone at (406) 442-3080. If you wish to receive separate copies of this proxy statement and the Annual Report in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank or other nominee.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Any stockholder proposal intended for inclusion in Eagle’s Proxy Statement and form of proxy related to Eagle’s April 2021 Annual Meeting of stockholders must be received by Eagle by November 18, 2020, pursuant to the proxy solicitation regulations of the Securities and Exchange Commission. Nothing in this paragraph shall be deemed to require Eagle to include in its Proxy Statement and form of proxy any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at that time.

Eagle’s bylaws provide that in order for a stockholder to make nominations for the election of directors, a stockholder must deliver notice in writing of such nominations to the Secretary (1) not later than 60 days in advance of the first anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is within 30 days of the anniversary of the previous year’s annual meeting; and (2) with respect to any other annual meeting of stockholders, not later than the close of business on the seventh day following the date of public announcement of such meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, Eagle may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal. The notice of nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person’s written consent to being named as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice.

If a determination is made that an additional candidate is needed for the board, the Nominating Committee will consider candidates properly submitted by Eagle’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to the Corporate Secretary at Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604. The Corporate Secretary must receive a submission not later than 60 days in advance of the first anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is within 30 days of the anniversary of the previous year’s annual meeting. A stockholder’s submission must be in writing and include the following information:

●	the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

●

a representation that the stockholder is a holder of record of Eagle’s stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice;

●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss to or manage risk of stock price changes for, or to increase the voting power of, such stockholder or any of its affiliates with respect to any share of Eagle’s stock;

●

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

●

such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and

●	the consent of each nominee to serve as a director of Eagle if so elected.

In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by Eagle. Stockholder submissions that are received and that meet the criteria outlined above will be forwarded to the Chair of the Nominating Committee for further review and consideration.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

APPENDIX A

AMENDMENT NO. 3 TO THE

2011 STOCK INCENTIVE PLAN FOR DIRECTORS,

OFFICERS AND EMPLOYEES

This amendment shall be effective upon the approval of both the Board of Directors and Shareholders of Eagle Bancorp, Montana, Inc.

The Eagle Bancorp Montana, Inc. 2011 Stock Incentive Plan for Directors, Officers and Employees, as amended, is amended as follows:

1.	The following sentence is added to the end of Section 1 of the Plan, Purpose:

The Extended Effective Date of the Plan is the date that Amendment No. 3 to the Plan, approved contingently by the Board on February 20, 2020, is approved by the stockholders of the Company.

2.     The following definition of “Extended Effective Date” is inserted following Section 2.15 of the Plan and Sections 2.16 through 2.37, and all references thereto, are renumbered accordingly.

2.16 “Extended Effective Date” means the date that Amendment No. 3 to the Plan, approved contingently by the Board on February 20, 2020, is approved by the stockholders of the Company.

3.	Section 3, Term of the Plan, is amended to read as follows:

3. Term of the Plan. Unless the Plan shall have been earlier amended by the Board, awards may be granted until the close of the day preceding the tenth anniversary of the Extended Effective Date. Awards granted pursuant to the Plan prior to the end of its term shall not expire solely by reason of expiration of the term of the Plan.

4.     The first two sentences of Section 4, Stock Subject to the Plan, are amended to read as follows:

4. Stock Subject to the Plan. Subject to Section 8, the maximum aggregate number of shares of Restricted Stock which may be issued under the Plan on or after the Extended Effective Date is 293,571. The maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Options granted under the Plan (either Incentive or Nonstatutory Options) on or after the Extended Effective Date is 246,427.

5.     Section 8.1, Adjustment for Corporate Actions, is amended to read as follows:

8.1     Adjustment for Corporate Actions. All of the share numbers set forth in Section 4 reflect the capital structure of the Company as of the Extended Effective Date. Subject to Section 8.2, if subsequent to the Extended Effective Date the outstanding number of shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section 8.1) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company’s equity securities without the receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, and (iii) the Exercise Price for each share or other unit of any other securities subject to then outstanding Awards (without change in the aggregate purchase price as to which such Awards remain exercisable).

Approved by the Board of Directors on February 20, 2020

Approved by the Shareholders on ____________________

2

APPENDIX B

2020 NON-EMPLOYEE DIRECTOR AWARD PLAN

Section 1     Establishment and Purposes of the Plan.

(a)     Purpose. The purposes of this Eagle Bancorp Montana, Inc. (the “Company”) 2020 Non-Employee Director Award Plan (the “Plan”) are to attract, retain and compensate for service as members of the Board of Directors of the Company, highly qualified individuals who are not current employees of the Company and to enable them to increase their ownership in the Company’s Common Stock. The Plan will be beneficial to the Company and its shareholders since it will allow these Directors to have a greater personal financial stake in the Company through the ownership of Common Stock, in addition to underscoring their common interest with shareholders in increasing the long-term value of the Common Stock.

(b)     Effective Date; Shareholder Approval. The Plan shall be effective April 23, 2020, subject to the approval by the Company’s shareholders at its 2020 Annual Meeting of Shareholders.

Section 2     Definitions.

As used herein, the following definitions shall apply:

“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

“Applicable Laws” means the requirements relating to the administration of equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Restricted Shares are, or will be, granted under the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events with respect to the Company:

(i)      the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger own more than fifty percent (50%) of the outstanding common stock of the surviving corporation immediately after the merger; or

(ii)     the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than to a subsidiary or affiliate; or

(iii)     any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Company (“Voting Securities”) representing more than fifty (50%) percent of the combined voting power of the Company’s then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities); or

(iv)     the individuals (x) who, as of the Effective Date, constitute the Board (the “Original Directors”) and (y) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of a majority of the Original Directors then still in office (such Directors being called “Additional Original Directors”) and (z) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of a majority of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board; or

(v)      the dissolution or liquidation of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee designated by the Board and composed of not less than two “Non-Employee Directors” as defined in Rule 16b-3 under the Exchange Act, or any successor rule or definition adopted by the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Director” means a member of the Board.

“Disability” means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company (with or without a reasonable accommodation as required by law) and that in the judgment of the Committee is permanent and continuous in nature. The Committee may establish any process or procedure it deems appropriate for determining whether a Participant has a “Disability”.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)      if the Common Stock is listed on any established stock exchange or a national market system the fair market value of a share of Common Stock shall be the closing sales price of a share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in such source as the Committee deems reliable;

(ii)     if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in such source as the Committee deems reliable; or

(iii)    if neither clause (i) above nor clause (ii) above applies, the fair market value of a share of Common Stock shall be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that complies with Code Section 409A and Code Section 422 if and to the extent required.

“Outside Director” means any Director who, on the date such person is to receive a grant of Restricted Shares hereunder is not a current employee of the Company or any of the Company’s subsidiaries.

“Participant” shall mean any Outside Director who holds a Restricted Stock Award granted or issued pursuant to the Plan.

“Plan” means this Eagle Bancorp Montana, Inc. 2020 Non-Employee Director Award Plan.

“Restricted Shares” means Shares subject to a Restricted Stock Award.

“Restricted Stock Agreement” means any written agreement, contract, or other instrument or document, including an electronic communication, evidencing the terms and conditions of a Restricted Stock Award.

“Restricted Stock Award” means a grant of Restricted Shares pursuant to Section 7 of the Plan.

“Share” means a share of Common Stock, as adjusted in accordance with Section 9 of the Plan.

Section 3     Share Limits.

(a)     Aggregate Share Limit Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares that may be issued as Restricted Shares under the Plan is 13,000 shares. The Shares may be authorized, but unissued, or treasury Shares. Restricted Shares that have been transferred back to the Company shall be available for future grants of Restricted Shares under the Plan.

(b)     Individual Share Limit. Subject to the provisions of Section 9 of the Plan, the maximum, aggregate number of Shares that may be issued as Restricted Shares to anyone Outside Director in any one calendar year under Section 7 of this Plan, shall not in total exceed $25,000

Section 4     Administration of the Plan.

(a)     Administration. The Plan shall be administered by the Committee. The Committee shall have the authority, in its discretion:

(i)      to determine the Fair Market Value of Common Stock;

(ii)     to approve forms of agreement for use under the Plan;

(iii)    to determine the number of Shares that may be issued as Restricted Shares and the terms and conditions of such Restricted Shares;

(iv)    to construe and interpret the terms of the Plan;

(v)     to prescribe, amend and rescind rules and regulations that it deems necessary for the proper operation and administration of the Plan;

(vi)    to waive or amend any terms, conditions, restrictions or limitations on an Award, to the extent permissible under applicable law;

(vii)   to instruct a corporate officer to execute on behalf of the Company any instrument required to effect the grant of a Restricted Stock Award granted by the Committee; and

(viii)   to make all other determinations deemed necessary or advisable for administering the Plan.

(b)     Effect of Committee’s Decision. The Committee’s decisions, determinations and interpretations shall be final and binding on all Participants and anyone else who may claim an interest in Restricted Shares.

(c)     No Liability. No member of the Committee shall be liable for any losses resulting from any action, interpretation or construction made in good faith with respect to the Plan, any Restricted Stock Agreement, or any Award granted under the Plan. The Company shall indemnify, to the fullest extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that the person, or the executor or administrator of the person’s estate, is or was a member of the Committee or a delegate of the Committee.

Section 5     Eligibility.

The only persons who shall be eligible to receive Restricted Stock Awards under the Plan shall be persons who, on the date such Awards are granted, are Outside Directors.

Section 6     Term of the Plan.

The term of the Plan shall be ten (10) years but unless extended by the Committee and approved by the Board of Directors and Shareholders no Restricted Stock Award may be granted under the Plan after November 1, 2024, or the next following business day if November 1st is not a business day.

Section 7     Grants of Restricted Stock Awards.

On November 1st of each year, beginning with November 1, 2020, or the next following business day if November 1st is not a business day, each Outside Director shall automatically be granted a number of Restricted Shares, on the terms and conditions set forth in Section 8 below, having a Fair Market Value on the date of grant (determined without regard to the restrictions applicable thereto) equal to Five Thousand Dollars ($5,000); provided, however, that no fractional Shares shall be granted and such grant shall be rounded down accordingly as needed. Subject to the provisions of Section 6 permitting additional grants after five (5) years, no additional grants shall be awarded to any Outside Directors after the grant given on November 1, 2024, or the next following business day if November 1st is not a business day. The Restricted Shares shall vest in accordance with the vesting criteria set forth in Section 8 and any such Shares that do not vest (and any dividends or other distributions related to such Shares) shall be forfeited and transferred back to the Company.

Section 8     Terms of Restricted Stock Awards.

Except as provided herein, Restricted Shares granted pursuant to Sections 7(a) and 7(b) of the Plan shall be subject to restrictions (“Restrictions”) prohibiting such Restricted Shares from being sold, transferred, assigned, pledged or otherwise encumbered or disposed of. The Restrictions with respect to each award of Restricted Shares shall lapse on the one-year anniversary date of the grant of such award; provided, however, that the Restrictions with respect to such Restricted Shares shall lapse immediately in the event that (i) the Participant is nominated for a new term as an Outside Director but is not elected by shareholders of the Company, or (ii) the Participant ceases to be a member of the Board due to death, Disability or mandatory retirement (if any). Notwithstanding the foregoing, the Restrictions with respect to all of a Participant’s Restricted Shares shall lapse immediately prior to a Change in Control provided that the Participant is a member of the Board immediately prior to such Change in Control.

The Company shall issue, in the name of each Participant to whom Restricted Shares have been granted, stock certificates (in tangible or electronic form) representing the total number of Restricted Shares granted to such Participant as soon as reasonably practicable after the grant. However, the Company or its transfer agent shall hold such certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restriction Period applicable to such Restricted Shares lapses. Upon the expiration or termination of the Restricted Period, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or his or her beneficiary or estate, as the case may be. Except as described in the above paragraph, in the event that a Participant ceases to be a member of the Board before the applicable Restriction Period has expired or under circumstances in which the Restriction Period does not otherwise lapse, the Restricted Shares granted to such Participant shall thereupon be forfeited and transferred back to the Company. During the Restriction Period, a Participant shall have the right to vote his or her Restricted Shares. At the end of the Restriction Period, the Participant shall have the right to receive any cash dividends, with respect to such Restricted Shares, that were paid during the Restriction Period. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the same restrictions as are applicable to the Restricted Shares to which such distributions relate.

Section 9     Adjustments Upon Changes in Capitalization.

Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Restricted Stock Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Restricted Stock Award.

Section 10     Grant Agreement.

Each grant of a Restricted Stock Award under the Plan may be evidenced by a Restricted Stock Agreement. Such document may contain such provisions as the Committee may in its discretion deem advisable, provided that such provisions are not inconsistent with any of the provisions of the Plan.

Section 11     Amendment and Termination of the Plan.

(a)     Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)     Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)     Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant with respect to previously granted Awards, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. After the termination of the Plan, any previously granted Awards shall remain in effect and shall continue to be governed by the terms of the Plan and the applicable Restricted Stock Agreement. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Restricted Shares granted under the Plan prior to the date of such termination.

Section 12     Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Grants of Restricted Shares under this Plan shall not be made unless the issuance and delivery of such Shares shall comply with Applicable Laws and shall not be made until a Form S-8 registration statement in respect of the Shares is filed with, and declared effective by, the Securities and Exchange Commission.

(b)     Investment Representations. As a condition to the issuance of Restricted Shares, the Company may require the Participant to represent and warrant at the time of any such issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Committee may also require the Participant to execute and deliver documents containing such representations (including the investment representations described in this Section 12(b) of the Plan), warranties and agreements as the Committee or counsel to the Company shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

(c)     Additional Conditions. The Committee shall have the authority to condition the grant of any Restricted Shares in such other manner that the Committee determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan.

Section 13     Inability to Obtain Authority.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Section 14     Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Section 15     Shareholder Approval.

The Plan shall be subject to approval by the shareholders of the Company. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

Section 16     Taxes.

Each Participant shall be solely responsible for calculation and payment of his or her tax liability in respect of the grant and/or vesting of any Restricted Stock Award pursuant to this Plan; provided, however, that the Committee may establish procedures for withholding or payment of any such tax liability if the Company should become subject to withholding or tax payment requirements under Applicable Law.

Section 17     Code Section 83(b) Elections

Neither the Company, any Affiliate, nor the Committee shall have any responsibility in connection with a Participant’s election, or attempt to elect, under Code section 83(b) to include the value of a Restricted Stock Award in the Participant’s gross income for the year of payment. Any Participant who makes a Code section 83(b) election with respect to any such Restricted Stock Award shall promptly notify the Committee of such election and provide the Committee with a copy thereof.

Section 18     No Right to Continue as a Director

Neither this Plan, nor the granting of a Restricted Stock Award under this Plan, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

Section 19     Successors.

All obligations of the Company under the Plan with respect to Restricted Stock Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

Section 20     Governing Law.

This Plan shall be governed by the internal laws of the State of Delaware.

EAGLE BANCORP
MONTANA, INC.

VOTE

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2020 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR all the nominees listed below and FOR Proposals 2-5.

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1. Election of three directors for the terms noted below:

01 - Tanya J. Chemodurow (three-year term) **02 - Corey Jensen (three-year term)** **03 - Cynthia A. Utterback (three-year term)**

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Eagle Bancorp Montana Inc.

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — April 23, 2020

The undersigned being a stockholder of Eagle Bancorp Montana, Inc. hereby appoints Peter J. Johnson and Rick F. Hays, or each of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 11:00 a.m., Mountain Time, on April 23, 2020, at 1400 Prospect Avenue, Helena, Montana 59601, and any adjournments thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR Items 2-5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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